Disclosure of detailed information about options, valuation assumptions (Details)	12 Months Ended
	Dec. 31, 2018 CAD ($) year	Dec. 31, 2017 CAD ($) year
Statements [Line Items]
Expected option life (years) | year	4.67	4.54
Expected volatility	88.62%	74.26%
Expected dividend yield	$ 0	$ 0
Risk-free interestrate	2.00%	1.35%
Expected forfeiture rate	1.00%	1.00%
Fair value per share	$ 1.74	$ 1.13
Total fair value	$ 6,069,960	$ 1,068,207